Exhibit 99.7

NovaStar 2004-1 AIG Global Investments Request Assumed 12 month recovery lag

Class M-2 (AA/Aa2)	Static LIBOR
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	9.5443	7.8519	6.5929	11.9678	9.5601
Mod Durn	8.8148	7.3611	6.2513	10.8189	8.8256
Principal Window Begin	11-Sep	10-May	9-May	13-Aug	11-Sep
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	272	288	300	249	272
Break-Even CDR	28.04	30.13	32.45	19.35	20.83
Principal Writedown	100.55 (0.00%)	100.63 (0.00%)	100.12 (0.00%)	101.35 (0.00%)	100.54 (0.00%)
Total Collat Loss (Collat Maturity)	352,107,451.05 (20.12%)	312,561,087.78 (17.86%)	284,337,735.67 (16.25%)	398,819,888.69 (22.79%)	342,397,079.38 (19.57%)

Class M-2 (AA/Aa2)	Static LIBOR
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	7.8449	13.6909	10.7355	8.6805
Mod Durn	7.3528	12.1950	9.8074	8.0745
Principal Window Begin	10-May	15-Jan	12-Aug	10-Dec
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	288	232	261	281
Break-Even CDR	22.49	14.77	15.91	17.19
Principal Writedown	100.23 (0.00%)	99.92 (0.00%)	100.48 (0.00%)	100.03 (0.00%)
Total Collat Loss (Collat Maturity)	303,991,588.38 (17.37%)	433,014,044.86 (24.74%)	363,102,755.46 (20.75%)	317,133,591.46 (18.12%)

Class M-2 (AA/Aa2)	Forward LIBOR
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	10.1875	8.1724	6.7402	12.7842	9.9541
Mod Durn	8.1802	6.9177	5.9213	9.5903	8.0397
Principal Window Begin	12-Mar	10-Aug	9-Jul	14-Mar	11-Dec
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	266	285	298	242	269
Break-Even CDR	25.62	28.21	31.07	17.37	19.18
Principal Writedown	100.51 (0.00%)	100.66 (0.00%)	99.95 (0.00%)	100.78 (0.00%)	100.12 (0.00%)
Total Collat Loss (Collat Maturity)	340,617,004.60 (19.46%)	303,101,061.00 (17.32%)	277,739,205.89 (15.87%)	380,089,030.01 (21.72%)	327,196,599.68 (18.70%)

Class M-2 (AA/Aa2)	Forward LIBOR
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	8.0253	14.5888	11.1527	8.8644
Mod Durn	6.8168	10.4474	8.7272	7.3647
Principal Window Begin	10-Jun	15-Sep	12-Nov	11-Feb
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	287	224	258	279
Break-Even CDR	21.20	13.12	14.50	16.07
Principal Writedown	100.88 (0.00%)	101.58 (0.00%)	101.27 (0.00%)	101.05 (0.00%)
Total Collat Loss (Collat Maturity)	293,115,588.59 (16.75%)	408,049,679.77 (23.32%)	343,324,050.76 (19.62%)	303,041,545.38 (17.32%)

Class M-2 (AA/Aa2)	Forward LIBOR + 200 bps
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	11.5670	9.0594	7.3202	14.0922	10.7707
Mod Durn	8.0666	6.8641	5.8811	9.0611	7.7076
Principal Window Begin	13-Apr	11-Apr	9-Dec	15-Apr	12-Aug
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	253	277	293	229	261
Break-Even CDR	21.10	23.58	26.51	14.46	16.13
Principal Writedown	100.49 (0.00%)	100.58 (0.00%)	100.02 (0.00%)	100.37 (0.00%)	100.54 (0.00%)
Total Collat Loss (Collat Maturity)	313,528,801.42 (17.92%)	276,235,501.71 (15.78%)	253,105,903.91 (14.46%)	345,640,018.81 (19.75%)	294,586,610.79 (16.83%)

Class M-2 (AA/ Aa2)	Forward LIBOR + 200
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	8.5469	15.7968	11.8950	9.3309
Mod Durn	6.5857	9.6332	8.2029	7.0019
Principal Window Begin	10-Nov	16-Sep	13-Jun	11-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	282	212	251	275
Break-Even CDR	18.14	11.00	12.25	13.78
Principal Writedown	100.71 (0.00%)	100.15 (0.00%)	100.27 (0.00%)	100.47 (0.00%)
Total Collat Loss (Collat Maturity)	264,112,583.91 (15.09%)	368,069,071.43 (21.03%)	306,726,004.46 (17.53%)	271,164,471.51 (15.50%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1
AIG Global Investments Request

Assumed 12 month recovery lag

Class M-6 (A/A3)	Static LIBOR
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	14.7867	12.1940	10.2257	17.0170	13.7322
Mod Durn	12.1363	10.3416	8.8974	13.5857	11.4161
Principal Window Begin	16-Jun	14-Mar	12-Jul	18-May	15-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	215	242	262	192	227
Break-Even CDR	18.03	18.12	18.30	13.25	13.29
Principal Writedown	100.68 (0.00%)	100.55 (0.00%)	100.42 (0.00%)	100.49 (0.00%)	101.01 (0.00%)
Total Collat Loss (Collat Maturity)	288,831,234.59 (16.50%)	236,351,333.61 (13.51%)	198,733,866.02 (11.36%)	325,668,290.33 (18.61%)	257,965,063.50 (14.74%)

Class M-6 (A/A3)	Static LIBOR
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	11.3106	18.5583	14.7716	12.0286
Mod Durn	9.6977	14.5428	12.1164	10.2137
Principal Window Begin	13-Jun	19-Aug	16-May	14-Jan
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	251	177	216	244
Break-Even CDR	13.41	10.47	10.49	10.58
Principal Writedown	100.55 (0.00%)	101.83 (0.00%)	100.61 (0.00)%	101.00 (0.00)%
Total Collat Loss (Collat Maturity)	211,832,799.75 (12.10%)	352,404,903.75 (20.14%)	272,857,132.63 (15.59%)	220,524,551.70 (12.60%)

Class M-6 (A/A3)	Forward LIBOR
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	16.0307	12.8762	10.5809	18.3396	14.4245
Mod Durn	10.4153	9.1354	8.0195	11.1992	9.7940
Principal Window Begin	17-Jun	14-Oct	12-Nov	19-May	16-Jan
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	203	235	258	180	220
Break-Even CDR	15.68	16.06	16.60	11.36	11.63
Principal Writedown	100.65 (0.00%)	100.17 (0.00%)	100.65 (0.00%)	100.18 (0.00%)	100.57 (0.00%)
Total Collat Loss (Collat Maturity)	270,271,460.21 (15.44%)	220,054,058.53 (12.57%)	186,127,031.61 (10.64%)	299,542,751.73 (17.12%)	236,230,264.47 (13.50%)

Class M-6 (A/A3)	Forward LIBOR
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	11.6529	19.8985	15.4442	12.3455
Mod Durn	8.5581	11.6685	10.1910	8.8853
Principal Window Begin	13-Sep	20-Oct	16-Nov	14-Apr
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	248	163	210	241
Break-Even CDR	12.02	8.90	9.10	9.41
Principal Writedown	100.23 (0.00%)	101.90 (0.00%)	100.71 (0.00%)	101.33 (0.00%)
Total Collat Loss (Collat Maturity)	195,479,015.90 (11.17%)	320,047,251.39 (18.29%)	246,958,229.90 (14.11%)	201,456,104.31 (11.51%)

Class M-6 (A/A3)	Forward LIBOR + 200 bps
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	17.8883	14.1455	11.4449	19.9649	15.5124
Mod Durn	9.6530	8.6161	7.6458	10.1119	9.0281
Principal Window Begin	19-Jan	15-Oct	13-Jul	20-Nov	16-Dec
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	184	223	250	162	209
Break-Even CDR	12.40	12.58	13.06	9.08	9.16
Principal Writedown	100.32 (0.00%)	100.48 (0.00%)	100.35 (0.00%)	100.52 (0.00%)	100.54 (0.00%)
Total Collat Loss (Collat Maturity)	237,392,282.66 (13.57%)	187,448,382.74 (10.71%)	156,320,038.96 (8.93%)	260,217,497.30 (14.87%)	198,849,910.33 (11.36%)

Class M-6 (A/A3)	Forward LIBOR + 200 bps
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	12.3847	21.2984	16.3916	12.9805
Mod Durn	8.0029	10.3717	9.2710	8.2161
Principal Window Begin	14-Apr	22-Feb	17-Sep	14-Oct
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	241	147	200	235
Break-Even CDR	9.48	7.16	7.20	7.44
Principal Writedown	100.23 (0.00%)	100.59 (0.00%)	100.74 (0.00%)	101.78 (0.00%)
Total Collat Loss (Collat Maturity)	162,394,986.91 (9.28%)	276,002,012.37 (15.77%)	206,338,118.52 (11.79%)	166,261,752.23 (9.50%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1
AIG Global Investments Request

Assumed 12 month recovery lag

Class B-1 (A-/Baa1)	Static LIBOR
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	15.1624	12.5015	10.5053	17.1792	13.8633
Mod Durn	12.1390	10.3790	8.9554	13.3870	11.2901
Principal Window Begin	16-Aug	14-May	12-Sep	18-May	15-Jul
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	213	240	260	192	226
Break-Even CDR	16.12	15.83	15.58	11.98	11.75
Principal Writedown	101.00 (0.00%)	101.10 (0.00%)	68,862.54 (0.26%)	101.06 (0.00%)	100.90 (0.00%)
Total Collat Loss (Collat Maturity)	272,523,802.37 (15.57%)	217,208,556.02 (12.41%)	177,454,405.10 (10.14%)	306,723,564.10 (17.53%)	236,748,161.57 (13.53%)

Class B-1 (A-/Baa1)	Static LIBOR
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	11.4197	18.5701	14.7830	12.0378
Mod Durn	9.6180	14.2131	11.8864	10.0479
Principal Window Begin	13-Jun	19-Jul	16-Apr	13-Dec
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	251	178	217	245
Break-Even CDR	11.54	9.54	9.33	9.16
Principal Writedown	100.46 (0.00%)	102.61 (0.00%)	101.10 (0.00%)	101.37 (0.00%)
Total Collat Loss (Collat Maturity)	188,933,406.01 (10.80%)	331,524,941.01 (18.94%)	250,170,069.63 (14.30%)	196,574,634.94 (11.23%)

Class B-1 (A-/Baa1)	Forward LIBOR
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	16.4874	13.2403	10.8682	18.5422	14.5915
Mod Durn	10.3971	9.1538	8.0564	11.0539	9.7001
Principal Window Begin	17-Sep	14-Dec	13-Jan	19-Jun	16-Feb
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	200	233	256	179	219
Break-Even CDR	13.78	13.74	13.85	10.12	10.06
Principal Writedown	100.44 (0.00%)	100.34 (0.00%)	100.80 (0.00%)	101.60 (0.00%)	101.64 (0.00%)
Total Collat Loss (Collat Maturity)	251,755,733.51 (14.39%)	198,759,722.01 (11.36%)	163,191,897.88 (9.33%)	278,480,768.48 (15.91%)	212,852,332.68 (12.16%)

Class B-1 (A-/Baa1)	Forward LIBOR
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	11.7787	19.9242	15.4773	12.3652
Mod Durn	8.4940	11.4532	10.0324	8.7623
Principal Window Begin	13-Sep	20-Sep	16-Oct	14-Mar
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	248	164	211	242
Break-Even CDR	10.13	7.99	7.93	7.98
Principal Writedown	100.83 (0.00%)	99.79 (0.00%)	101.80 (0.00%)	100.18 (0.00%)
Total Collat Loss (Collat Maturity)	171,057,944.97 (9.77%)	297,279,603.07 (16.99%)	222,227,086.03 (12.70%)	176,065,082.49 (10.06%)

Class B-1 (A-/Baa1)	Forward LIBOR + 200 bps
PPC	50%	75%	100%	50%	75%
Severity	30%	30%	30%	40%	40%
WAL	18.3109	14.5053	11.7473	20.1254	15.6603
Mod Durn	9.5863	8.5948	7.6551	9.9653	8.9266
Principal Window Begin	19-Apr	16-Jan	13-Sep	20-Nov	16-Dec
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	181	220	248	162	209
Break-Even CDR	10.76	10.50	10.51	7.98	7.74
Principal Writedown	100.35 (0.00%)	100.03 (0.00%)	100.17 (0.00%)	100.65 (0.00%)	101.17 (0.00%)
Total Collat Loss (Collat Maturity)	217,799,094.41 (12.45%)	164,958,709.25 (9.43%)	132,184,095.69 (7.55%)	238,249,977.88 (13.61%)	174,741,817.20 (9.99%)

Class B-1 (A-/Baa1)	Forward LIBOR + 200 bps
PPC	100%	50%	75%	100%
Severity	40%	50%	50%	50%
WAL	12.5175	21.2921	16.4051	13.0065
Mod Durn	7.9348	10.1829	9.1236	8.1018
Principal Window Begin	14-Apr	21-Dec	17-Aug	14-Sep
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	241	149	201	236
Break-Even CDR	7.72	6.33	6.13	6.10
Principal Writedown	100.97 (0.00%)	101.66 (0.00%)	100.26 (0.00%)	100.38 (0.00%)
Total Collat Loss (Collat Maturity)	137,185,734.99 (7.84%)	252,318,057.04 (14.42%)	181,076,608.53 (10.35%)	140,292,762.15 (8.02%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1
Rabobank Request

Run to Maturity

Class B-1 (A-/Baa1)	Forward LIBOR
PPC	75%	100%	135%	75%	100%
Severity	35%	35%	35%	40%	40%
WAL	14.6892	12.0052	9.2847	15.3331	12.4355
Mod Durn	9.7298	8.5956	7.2105	9.9725	8.7899
Principal Window Begin	16-Mar	13-Dec	11-Sep	16-Sep	14-Apr
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	218	245	272	212	241
Break-Even CDR	11.58	11.51	11.51	10.05	9.98
Principal Writedown	100.53 (0.00%)	100.68 (0.00%)	100.64 (0.00%)	100.92 (0.00%)	100.55 (0.00%)
Total Collat Loss (Collat Maturity)	223,475,105.22 (12.77%)	183,287,186.31 (10.47%)	145,662,492.17 (8.32%)	230,900,367.05 (13.19%)	187,397,703.43 (10.71%)

Class B-1 (A-/Baa1)	Forward LIBOR
PPC	135%	75%	100%	135%
Severity	40%	65%	65%	65%
WAL	9.5380	17.2410	13.6847	10.2525
Mod Durn	7.3493	10.6312	9.3254	7.7279
Principal Window Begin	11-Nov	18-May	15-Apr	12-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	270	192	229	263
Break-Even CDR	9.97	6.05	6.00	5.98
Principal Writedown	100.36 (0.00%)	101.68 (0.00%)	102.62 (0.00%)	101.21 (0.00%)
Total Collat Loss (Collat Maturity)	147,448,561.71 (8.43%)	253,412,949.71 (14.48%)	199,508,583.74 (11.40%)	152,488,242.98 (8.71%)

Class B-1 (A-/Baa1)	LIBOR flat months 1-12, then spike 400
PPC	75%	100%	135%	75%	100%
Severity	35%	35%	35%	40%	40%
WAL	15.5355	12.6871	9.7576	16.0874	13.0512
Mod Durn	9.7646	8.6319	7.2338	9.9634	8.7872
Principal Window Begin	16-Dec	14-Jul	12-Feb	17-May	14-Oct
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	209	238	267	204	235
Break-Even CDR	9.72	9.36	9.05	8.50	8.17
Principal Writedown	101.74 (0.00%)	100.53 (0.00%)	101.03 (0.00%)	100.05 (0.00%)	101.17 (0.00%)
Total Collat Loss (Collat Maturity)	197,160,745.04 (11.27%)	155,763,866.49 (8.90%)	118,660,495.11 (6.78%)	203,838,084.75 (11.65%)	159,294,433.55 (9.10%)

Class B-1 (A-/Baa1)	LIBOR flat months 1-12, then spike 400
PPC	135%	75%	100%	135%
Severity	40%	65%	65%	65%
WAL	9.9662	17.7259	14.1069	10.5539
Mod Durn	7.3414	10.5090	9.2190	7.6373
Principal Window Begin	12-Apr	18-Oct	15-Sep	12-Sep
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	265	187	224	260
Break-Even CDR	7.88	5.21	4.99	4.79
Principal Writedown	100.59 (0.00%)	102.52 (0.00%)	100.07 (0.00%)	100.72 (0.00%)
Total Collat Loss (Collat Maturity)	120,118,153.92 (6.86%)	224,094,652.96 (12.81%)	169,725,823.03 (9.70%)	124,268,556.88 (7.10%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1
Rabobank Request

Run to Maturity

Class B-2 (BBB/Baa2)	Forward LIBOR
PPC	75%	100%	135%	75%	100%
Severity	35%	35%	35%	40%	40%
WAL	15.7801	12.9111	9.9797	16.3811	13.3064
Mod Durn	10.0593	8.9406	7.5438	10.2655	9.1067
Principal Window Begin	17-Mar	14-Oct	12-Apr	17-Sep	15-Feb
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	206	235	265	200	231
Break-Even CDR	10.24	9.90	9.51	8.92	8.62
Principal Writedown	100.44 (0.00%)	100.51 (0.00%)	100.22 (0.00%)	100.12 (0.00%)	100.14 (0.00%)
Total Collat Loss (Collat Maturity)	204,726,408.21 (11.70%)	162,863,087.28 (9.31%)	123,829,708.62 (7.08%)	211,460,610.74 (12.08%)	166,480,116.45 (9.51%)

Class B-2 (BBB/Baa2)	Forward LIBOR
PPC	135%	75%	100%	135%
Severity	40%	65%	65%	65%
WAL	10.2046	18.1487	14.4512	10.8388
Mod Durn	7.6604	10.8316	9.5641	7.9792
Principal Window Begin	12-Jul	19-Mar	16-Jan	13-Jan
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	262	182	220	256
Break-Even CDR	8.27	5.44	5.23	5.01
Principal Writedown	100.98 (0.00%)	102.25 (0.00%)	102.04 (0.00%)	101.40 (0.00%)
Total Collat Loss (Collat Maturity)	125,334,643.60 (7.16%)	232,212,225.56 (13.27%)	177,113,735.94 (10.12%)	129,577,599.62 (7.40%)

Class B-2 (BBB/Baa2)	LIBOR flat months 1-12, then spike 400
PPC	75%	100%	135%	75%	100%
Severity	35%	35%	35%	40%	40%
WAL	16.6139	13.6048	10.4639	17.1203	13.9312
Mod Durn	10.0639	8.9544	7.5485	10.2308	9.0851
Principal Window Begin	17-Dec	15-May	12-Sep	18-May	15-Aug
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	197	228	260	192	225
Break-Even CDR	8.54	7.90	7.22	7.49	6.91
Principal Writedown	101.39 (0.00%)	100.31 (0.00%)	100.20 (0.00%)	101.06 (0.00%)	100.63 (0.00%)
Total Collat Loss (Collat Maturity)	178,934,618.20 (10.22%)	135,561,977.46 (7.75%)	97,284,676.51 (5.56%)	184,988,076.67 (10.57%)	138,599,392.87 (7.92%)

Class B-2 (BBB/Baa2)	LIBOR flat months 1-12, then spike 400
PPC	135%	75%	100%	135%
Severity	40%	65%	65%	65%
WAL	10.6422	18.6262	14.8772	11.1459
Mod Durn	7.6359	10.6987	9.4465	7.8747
Principal Window Begin	12-Nov	19-Aug	16-Jun	13-Apr
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	258	177	215	253
Break-Even CDR	6.31	4.66	4.26	3.86
Principal Writedown	100.92 (0.00%)	102.42 (0.00%)	101.41 (0.00%)	101.79 (0.00%)
Total Collat Loss (Collat Maturity)	98,463,010.85 (5.63%)	203,664,169.75 (11.64%)	147,481,936.79 (8.43%)	101,715,118.10 (5.81%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1
Rabobank Request

Run to Maturity

Class B-3 (BBB-/Baa3)	Forward LIBOR
PPC	75%	100%	135%	75%	100%
Severity	35%	35%	35%	40%	40%
WAL	16.1921	13.3106	10.3217	16.7377	13.6610
Mod Durn	9.4382	8.4973	7.2807	9.5947	8.6227
Principal Window Begin	17-Jul	15-Feb	12-Aug	18-Jan	15-May
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	202	231	261	196	228
Break-Even CDR	9.32	8.66	7.81	8.17	7.58
Principal Writedown	112.70 (0.00%)	111.68 (0.00%)	102.11 (0.00%)	118.41 (0.00%)	105.52 (0.00%)
Total Collat Loss (Collat Maturity)	191,200,176.05 (10.93%)	146,284,992.31 (8.36%)	104,235,888.68 (5.96%)	197,815,573.47 (11.30%)	149,735,678.35 (8.56%)

Class B-3 (BBB-/Baa3)	Forward LIBOR
PPC	135%	75%	100%	135%
Severity	40%	65%	65%	65%
WAL	10.5122	18.3606	14.6830	11.0505
Mod Durn	7.3673	10.0271	8.9685	7.6018
Principal Window Begin	12-Oct	19-May	16-Mar	13-Mar
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	259	180	218	254
Break-Even CDR	6.82	5.05	4.66	4.17
Principal Writedown	106.28 (0.00%)	130.88 (0.00%)	124.18 (0.00%)	104.58 (0.00%)
Total Collat Loss (Collat Maturity)	105,559,582.20 (6.03%)	218,167,373.04 (12.47%)	159,813,377.61 (9.13%)	109,223,393.73 (6.24%)

Class B-3 (BBB-/Baa3)	LIBOR flat months 1-12, then spike 400
PPC	75%	100%	135%	75%	100%
Severity	35%	35%	35%	40%	40%
WAL	13.3946	13.6084	10.8015	13.7594	13.6635
Mod Durn	8.3770	8.3798	7.2503	8.5066	8.4053
Principal Window Begin	16-Aug	15-Aug	12-Dec	16-Dec	15-Oct
Principal Window End	Sep-04	Oct-04	Apr-34	Feb-04	Nov-04
Principal # Months	26	87	257	27	74
Break-Even CDR	6.92	6.56	5.55	6.07	5.74
Principal Writedown	100.43 (0.00%)	100.10 (0.00%)	105.16 (0.00%)	100.84 (0.00%)	100.71 (0.00%)
Total Collat Loss (Collat Maturity)	152,072,900.97 (8.69%)	115,914,669.28 (6.62%)	76,627,000.06 (4.38%)	156,357,896.41 (8.93%)	118,227,737.97 (6.76%)

Class B-3 (BBB-/Baa3)	LIBOR flat months 1-12, then spike 400
PPC	135%	75%	100%	135%
Severity	40%	65%	65%	65%
WAL	10.9430	14.8153	13.8615	11.3397
Mod Durn	7.3070	8.8594	8.4911	7.4704
Principal Window Begin	13-Feb	17-Dec	16-Apr	13-Jun
Principal Window End	Apr-34	Mar-04	Nov-04	Apr-34
Principal # Months	255	28	56	251
Break-Even CDR	4.86	3.76	3.55	3.00
Principal Writedown	110.67 (0.00%)	100.90 (0.00%)	100.10 (0.00%)	104.60 (0.00%)
Total Collat Loss (Collat Maturity)	77,494,750.34 (4.43%)	169,161,320.76 (9.67%)	124,943,762.68 (7.14%)	80,130,951.63 (4.58%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

MI Coverage Buckets	Balance	% Portfolio	WA FICO	WA LTV	WA CLTV
CLTV Less than or Equal to 60	46,376,744.95	6.86	625	45.207	61.686
CLTV Greater Than 60 With no MI	446,342,851.32	66.00	613	85.835	85.835
CLTV Greater Than 60 With MI	183,557,416.03	27.14	643	82.13	82.13

Total:	676,277,012.30	100.00	622	82.043	83.173

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

MI Coverage Buckets	Balance	% Portfolio	WA FICO	WA LTV	WA CLTV
CLTV Less than or Equal to 60	24,824,244.14	19.35	657	38.845	69.633
CLTV Greater Than 60 With no MI	51,247,481.88	39.95	619	83.058	83.058
CLTV Greater Than 60 With MI	52,207,274.87	40.7	656	78.582	78.582

Total:	128,279,000.89	100	641	72.681	78.639

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

MI Coverage Buckets	Balance	% Portfolio	WA FICO	WA LTV	WA CLTV
CLTV Less than or Equal to 60	21,552,500.81	3.93	587	52.534	52.534
CLTV Greater Than 60 With no MI	395,095,369.44	72.1	613	86.195	86.195
CLTV Greater Than 60 With MI	131,350,141.16	23.97	639	83.54	83.54

Total:	547,998,011.41	100	618	84.235	84.235

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Lien/LTV/Grade Buckets	Balance	% Portfolio	WA FICO	WA LTV	WA CLTV
All 2nd liens	9,561,391.02	1.41	692	19.533	99.466
All 1st liens with LTV <= 60%	36,815,353.93	5.44	607	51.874	51.874
All 1st liens with LTV > 60%, credit grade = A	943,960.59	0.14	607	77.550	77.550
All 1st liens with LTV > 60%, credit grade = Alt A	130,854,026.10	19.35	680	86.174	86.174
All 1st liens with LTV > 60%, credit grade = A+	264,514.97	0.04	690	100.000	100.000
All 1st liens with LTV > 60%, credit grade = Fico Enhanced	317,365.86	0.05	601	95.000	95.000
All 1st liens with LTV > 60%, credit grade = M1	340,955,112.44	50.42	621	86.004	86.004
All 1st liens with LTV > 60%, credit grade = M2	120,159,788.12	17.77	580	82.656	82.656
All 1st liens with LTV > 60%, credit grade = M3	24,622,787.08	3.64	560	76.552	76.552
All 1st liens with LTV > 60%, credit grade = M4	11,782,712.19	1.74	565	71.353	71.353

Total:	676,277,012.30	100.00	622	82.043	83.173

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class M-1 (AA+/Aa1)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	6.9917	5.8874	5.0290	8.9700	7.3685
Mod Durn	6.5235	5.5463	4.7737	8.2258	6.8512
Principal Window Begin	Oct-04	Dec-04	Apr-04	Apr-04	Jan-04
Principal Window End	Apr-34	Oct-33	Dec-04	Apr-34	Apr-34
Principal # Months	295	299	273	277	292
Break-Even CDR	37.88	41.44	45.39	25.24	27.77
Principal Writedown	100.18 (0.00%)	100.31 (0.00%)	100.22 (0.00%)	100.73 (0.00%)	100.41 (0.00%)
Total Collat Loss (Collat Maturity)	347,309,750.49 (19.85%)	323,835,731.51 (18.50%)	307,227,051.16 (17.56%)	380,841,862.02 (21.76%)	346,432,527.27 (19.80%)

Class M-1 (AA+/Aa1)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	6.1750	10.3340	8.3572	6.9159
Mod Durn	5.8011	9.3651	0.0000	0.0000
Principal Window Begin	Feb-04	May-04	Oct-04	Aug-04
Principal Window End	Mar-34	Apr-34	Apr-34	Apr-34
Principal # Months	302	264	283	297
Break-Even CDR	30.56	18.90	20.84	23.00
Principal Writedown	100.52 (0.00%)	101.29 (0.00%)	100.74 (0.00%)	100.26 (0.00%)
Total Collat Loss (Collat Maturity)	322,249,969.83 (18.41%)	404,114,531.00 (23.09%)	361,553,814.74 (20.66%)	332,245,270.38 (18.99%)

Class M-1 (AA+/Aa1)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	7.2211	5.9823	5.0621	9.3045	7.5151
Mod Durn	6.1880	5.2895	4.5784	7.5531	6.3897
Principal Window Begin	9-Dec	9-Jan	8-Apr	11-Jul	10-Feb
Principal Window End	Apr-34	Dec-33	Mar-04	Apr-34	Apr-34
Principal # Months	293	300	276	274	291
Break-Even CDR	36.18	40.37	44.77	23.63	26.58
Principal Writedown	100.26 (0.00%)	100.27 (0.00%)	99.92 (0.00%)	100.44 (0.00%)	100.37 (0.00%)
Total Collat Loss (Collat Maturity)	340,782,841.76 (19.47%)	319,756,574.62 (18.27%)	304,934,468.14 (17.42%)	368,409,683.82 (21.05%)	337,948,412.75 (19.31%)

Class M-1 (AA+/Aa1)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	6.2285	10.7108	8.5185	6.9736
Mod Durn	5.4720	8.3804	0.0000	0.0000
Principal Window Begin	9-Feb	12-Aug	10-Nov	9-Sep
Principal Window End	Mar-34	Apr-34	Apr-34	Apr-34
Principal # Months	302	261	282	296
Break-Even CDR	29.79	17.50	19.76	22.24
Principal Writedown	100.59 (0.00%)	100.34 (0.00%)	100.28 (0.00%)	100.08 (0.00%)
Total Collat Loss (Collat Maturity)	317,133,253.07 (18.12%)	386,952,212.91 (22.11%)	349,687,560.54 (19.98%)	324,730,226.57 (18.56%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class M-2 (AA/Aa2)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	7.8519	6.5929	5.6170	9.5601	7.8449
Mod Durn	7.2536	6.1597	5.2937	8.6964	7.2455
Principal Window Begin	10-May	9-May	8-Aug	11-Sep	10-May
Principal Window End	Apr-34	Apr-34	Dec-33	Apr-34	Apr-34
Principal # Months	288	300	305	272	288
Break-Even CDR	30.13	32.45	35.09	20.83	22.49
Principal Writedown	100.63 (0.00%)	100.12 (0.00%)	99.93 (0.00%)	100.54 (0.00%)	100.23 (0.00%)
Total Collat Loss (Collat Maturity)	312,561,087.78 (17.86%)	284,337,735.67 (16.25%)	263,789,394.63 (15.07%)	342,397,079.38 (19.57%)	303,991,588.38 (17.37%)

Class M-2 (AA/Aa2)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	6.5628	10.7355	8.6805	7.1773
Mod Durn	6.1315	9.6639	0.0000	0.0000
Principal Window Begin	9-May	12-Aug	10-Dec	9-Oct
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	300	261	281	295
Break-Even CDR	24.38	15.91	17.19	18.66
Principal Writedown	100.89 (0.00%)	100.48 (0.00%)	100.03 (0.00%)	100.74 (0.00%)
Total Collat Loss (Collat Maturity)	276,858,825.96 (15.82%)	363,102,755.46 (20.75%)	317,133,591.46 (18.12%)	285,369,837.79 (16.31%)

Class M-2 (AA/Aa2)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	8.1711	6.7394	5.6742	9.9525	8.0244
Mod Durn	6.7263	5.7581	4.9811	7.8157	6.6285
Principal Window Begin	10-Aug	9-Jul	8-Sep	11-Dec	10-Jun
Principal Window End	Apr-34	Apr-34	Jan-34	Apr-34	Apr-34
Principal # Months	285	298	305	269	287
Break-Even CDR	28.22	31.08	34.21	19.18	21.21
Principal Writedown	100.53 (0.00%)	100.41 (0.00%)	100.44 (0.00%)	100.89 (0.00%)	100.68 (0.00%)
Total Collat Loss (Collat Maturity)	303,139,964.49 (17.32%)	277,772,247.63 (15.87%)	259,819,292.23 (14.85%)	327,252,704.82 (18.70%)	293,163,000.48 (16.75%)

Class M-2 (AA/Aa2)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	6.6342	11.1512	8.8635	7.2471
Mod Durn	5.6813	8.4831	7.1608	6.1078
Principal Window Begin	9-May	12-Nov	11-Feb	9-Nov
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	300	258	279	294
Break-Even CDR	23.47	14.51	16.07	17.83
Principal Writedown	100.57 (0.00%)	100.68 (0.00%)	101.22 (0.00%)	101.15 (0.00%)
Total Collat Loss (Collat Maturity)	269,855,237.10 (15.42%)	343,392,225.69 (19.62%)	303,098,534.78 (17.32%)	276,154,094.03 (15.78%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class M-3 (AA-/Aa3)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	9.4783	7.9465	6.7555	11.2782	9.2611
Mod Durn	8.5782	7.2962	6.2730	10.0339	8.3951
Principal Window Begin	11-Nov	10-Aug	9-Sep	13-Apr	11-Aug
Principal Window End	Apr-34	Apr-34	Mar-34	Apr-34	Apr-34
Principal # Months	270	285	295	253	273
Break-Even CDR	26.30	27.96	29.90	18.52	19.71
Principal Writedown	100.20 (0.00%)	100.13 (0.00%)	100.48 (0.00%)	100.03 (0.00%)	100.71 (0.00%)
Total Collat Loss (Collat Maturity)	291,845,420.80 (16.68%)	260,900,223.30 (14.91%)	238,277,822.22 (13.62%)	319,441,393.37 (18.25%)	278,751,355.85 (15.93%)

Class M-3 (AA-/Aa3)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	7.7433	12.5074	10.1353	8.3868
Mod Durn	7.1213	11.0012	0.0000	0.0000
Principal Window Begin	10-Jun	14-Apr	12-May	10-Dec
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	287	241	264	281
Break-Even CDR	21.11	14.29	15.22	16.30
Principal Writedown	100.55 (0.00%)	100.68 (0.00%)	101.20 (0.00%)	101.16 (0.00%)
Total Collat Loss (Collat Maturity)	249,983,943.69 (14.28%)	338,598,988.23 (19.35%)	290,714,351.56 (16.61%)	257,580,866.04 (14.72%)

Class M-3 (AA-/Aa3)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	9.9152	8.1577	6.8457	11.7797	9.4969
Mod Durn	7.7570	6.6878	5.8093	8.7677	7.5110
Principal Window Begin	12-Mar	10-Oct	9-Sep	13-Sep	11-Nov
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	266	283	296	248	270
Break-Even CDR	24.32	26.47	28.88	16.86	18.40
Principal Writedown	100.47 (0.00%)	100.52 (0.00%)	100.55 (0.00%)	101.13 (0.00%)	100.06 (0.00%)
Total Collat Loss (Collat Maturity)	280,637,421.72(16.04%)	252,774,644.61(14.44%)	233,036,349.28(13.32%)	302,588,231.08(17.29%)	266,520,310.52(15.23%)

Class M-3 (AA-/Aa3)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	7.8430	13.0247	10.3696	8.4794
Mod Durn	6.4812	9.3800	8.0104	6.8880
Principal Window Begin	10-Jun	14-Sep	12-Jul	10-Dec
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	287	236	262	281
Break-Even CDR	20.14	12.89	14.08	15.44
Principal Writedown	99.85 (0.00%)	101.52 (0.00%)	100.75 (0.00%)	100.89 (0.00%)
Total Collat Loss (Collat Maturity)	241,815,663.78 (13.82%)	317,277,652.50 (18.13%)	275,334,810.30 (15.73%)	247,290,644.53 (14.13%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class M-4 (A+/A1)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	10.4238	8.7370	7.4205	12.1571	9.9903
Mod Durn	9.1160	7.7888	6.7176	10.4226	8.7775
Principal Window Begin	12-Sep	11-Apr	10-Mar	14-Feb	12-Apr
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	260	277	290	243	265
Break-Even CDR	23.30	24.43	25.82	16.66	17.47
Principal Writedown	100.82 (0.00%)	100.01 (0.00%)	100.57 (0.00%)	100.51 (0.00%)	100.95 (0.00%)
Total Collat Loss (Collat Maturity)	273,533,989.71 (15.63%)	240,313,060.25 (13.73%)	216,003,845.30 (12.34%)	299,136,922.44 (17.09%)	256,627,551.00 (14.66%)

Class M-4 (A+/ A1)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	8.3555	13.3356	10.8241	8.9640
Mod Durn	7.4786	11.2838	0.0000	0.0000
Principal Window Begin	10-Dec	15-Jan	12-Dec	11-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	281	232	257	275
Break-Even CDR	18.46	12.96	13.59	14.36
Principal Writedown	100.37 (0.00%)	100.76 (0.00%)	101.23 (0.00%)	100.33 (0.00%)
Total Collat Loss (Collat Maturity)	226,462,339.20 (12.94%)	316,892,551.17 (18.11%)	267,463,503.17 (15.28%)	233,238,661.04 (13.33%)

Class M-4 (A+/A1)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	10.9405	8.9939	7.5356	12.7233	10.2629
Mod Durn	8.1450	7.0722	6.1739	9.0113	7.7837
Principal Window Begin	13-Feb	11-Jul	10-Apr	14-Jul	12-Jul
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	255	274	289	238	262
Break-Even CDR	21.28	22.86	24.69	14.99	16.12
Principal Writedown	100.67 (0.00%)	100.51 (0.00%)	100.47 (0.00%)	100.27 (0.00%)	99.87 (0.00%)
Total Collat Loss (Collat Maturity)	260,733,697.34 (14.90%)	230,805,030.34 (13.19%)	209,642,845.07 (11.98%)	280,725,504.17 (16.04%)	243,044,588.90 (13.89%)

Class M-4 (A+/A1)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	8.4726	13.9071	11.0870	9.0699
Mod Durn	6.7576	9.5347	8.2146	7.1118
Principal Window Begin	11-Jan	15-Jul	13-Feb	11-Jul
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	280	226	255	274
Break-Even CDR	17.44	11.56	12.44	13.47
Principal Writedown	100.59 (0.00%)	101.90 (0.00%)	101.46 (0.00%)	100.60 (0.00%)
Total Collat Loss (Collat Maturity)	217,283,431.14 (12.42%)	294,118,670.91 (16.81%)	250,903,596.25 (14.34%)	222,074,759.71 (12.69%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class M-5 (A+/A2)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	10.9136	9.1442	7.7606	12.4602	10.2417
Mod Durn	9.4312	8.0683	6.9624	10.5732	8.9170
Principal Window Begin	13-Jan	11-Aug	10-Jun	14-Apr	12-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	256	273	287	241	263
Break-Even CDR	20.18	20.74	21.50	14.66	15.05
Principal Writedown	99.96 (0.00%)	100.65 (0.00%)	100.33 (0.00%)	100.66 (0.00%)	100.11 (0.00%)
Total Collat Loss (Collat Maturity)	252,082,300.70 (14.40%)	216,245,449.26 (12.36%)	189,946,431.35 (10.85%)	75,417,436.07 (15.74%)	230,716,406.15 (13.18%)

Class M-5 (A+/A2)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	8.5633	13.5125	10.9705	9.0839
Mod Durn	7.6058	11.3234	0.0000	0.0000
Principal Window Begin	11-Jan	15-Feb	13-Jan	11-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	280	231	256	275
Break-Even CDR	15.59	11.50	11.81	12.22
Principal Writedown	99.94 (0.00%)	101.48 (0.00%)	101.00 (0.00%)	100.18 (0.00%)
Total Collat Loss (Collat Maturity)	199,032,139.31 (11.37%)	291,488,139.80 (16.66%)	240,341,937.39 (13.73%)	204,935,649.75 (11.71%)

Class M-5 (A+/A2)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	11.4903	9.4369	7.8969	13.0632	10.5343
Mod Durn	8.3752	7.2909	6.3747	9.1099	7.8863
Principal Window Begin	13-Jun	11-Oct	10-Jul	14-Sep	12-Aug
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	251	271	286	236	261
Break-Even CDR	18.13	19.09	20.26	12.99	13.68
Principal Writedown	100.50 (0.00%)	100.25 (0.00%)	100.18 (0.00%)	101.07 (0.00%)	100.68 (0.00%)
Total Collat Loss (Collat Maturity)	237,307,094.82 (13.56%)	205,004,548.40 (11.71%)	182,156,374.35 (10.41%)	255,133,720.20 (14.58%)	215,605,983.07 (12.32%)

Class M-5 (A+/A2)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	8.6920	14.1056	11.2446	9.1974
Mod Durn	6.8568	9.5565	8.2493	7.1491
Principal Window Begin	11-Feb	15-Aug	13-Mar	11-Jul
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	279	225	254	274
Break-Even CDR	14.52	10.11	10.65	11.31
Principal Writedown	100.08 (0.00%)	100.92 (0.00%)	100.32 (0.00%)	100.34 (0.00%)
Total Collat Loss (Collat Maturity)	188,595,844.45 (10.78%)	267,012,519.06 (15.26%)	222,418,362.62 (12.71%)	192,580,506.94 (11.00%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class M-6 (A/A3)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	12.1940	10.2257	8.6826	13.7322	11.3106
Mod Durn	10.1901	8.7663	7.5954	11.2486	9.5553
Principal Window Begin	14-Mar	12-Jul	11-Apr	15-Jun	13-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	242	262	277	227	251
Break-Even CDR	18.12	18.30	18.64	13.29	13.41
Principal Writedown	100.55 (0.00%)	100.42 (0.00%)	100.60 (0.00%)	101.01 (0.00%)	100.55 (0.00%)
Total Collat Loss (Collat Maturity)	236,351,333.61 (13.51%)	198,733,866.02 (11.36%)	171,054,563.71 (9.77%)	257,965,063.50 (14.74%)	211,832,799.75 (12.10%)

Class M-6 (A/A3)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	9.4676	14.7716	12.0286	9.9769
Mod Durn	8.1940	11.9386	0.0000	0.0000
Principal Window Begin	11-Nov	16-May	14-Jan	12-Apr
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	270	216	244	265
Break-Even CDR	13.64	10.49	10.58	10.75
Principal Writedown	100.41 (0.00%)	100.61 (0.00%)	101.00 (0.00%)	101.24 (0.00%)
Total Collat Loss (Collat Maturity)	179,144,973.20 (10.24%)	272,857,132.63 (15.59%)	220,524,551.70 (12.60%)	184,336,764.15 (10.53%)

Class M-6 (A/A3)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	12.8735	10.5794	8.8527	14.4220	11.6513
Mod Durn	9.0018	7.9014	6.9526	9.6512	8.4328
Principal Window Begin	14-Oct	12-Nov	11-May	16-Jan	13-Sep
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	235	258	276	220	248
Break-Even CDR	16.07	16.61	17.33	11.63	12.02
Principal Writedown	100.20 (0.00%)	100.10 (0.00%)	100.35 (0.00%)	100.85 (0.00%)	101.05 (0.00%)
Total Collat Loss (Collat Maturity)	220,113,091.07 (12.58%)	186,179,818.58 (10.64%)	162,171,298.62 (9.27%)	236,302,941.94 (13.50%)	195,542,246.52 (11.17%)

Class M-6 (A/A3)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	9.6228	15.4416	12.3439	10.1105
Mod Durn	7.3847	10.0428	8.7556	7.6490
Principal Window Begin	12-Jan	16-Nov	14-Apr	12-May
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	268	210	241	264
Break-Even CDR	12.54	9.11	10.65	9.82
Principal Writedown	100.23 (0.00%)	100.27 (0.00%)	21,875,000.00 (100.00%)	100.24 (0.00%)
Total Collat Loss (Collat Maturity)	167,693,333.65 (9.58%)	247,040,277.75 (14.12%)	222,418,362.62 (12.71%)	171,217,053.58 (9.78%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class B-1 (A-/Baa1)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	12.5015	10.5053	8.8995	13.8633	11.4197
Mod Durn	10.2266	8.8234	7.6580	11.1242	9.4765
Principal Window Begin	14-May	12-Sep	11-May	15-Jul	13-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	240	260	276	226	251
Break-Even CDR	15.83	15.58	15.44	11.75	11.54
Principal Writedown	101.10 (0.00%)	68,862.54 (0.26%)	100.67 (0.00%)	100.90 (0.00%)	100.46 (0.00%)
Total Collat Loss (Collat Maturity)	217,208,556.02 (12.41%)	177,454,405.10 (10.14%)	148,161,987.91 (8.47%)	236,748,161.57 (13.53%)	188,933,406.01 (10.80%)

Class B-1 (A-/Baa1)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	9.5586	14.7830	12.0378	9.9848
Mod Durn	8.1436	11.7117	0.0000	0.0000
Principal Window Begin	11-Nov	16-Apr	13-Dec	12-Mar
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	270	217	245	266
Break-Even CDR	11.42	9.33	9.16	9.06
Principal Writedown	100.51 (0.00%)	101.10 (0.00%)	101.37 (0.00%)	100.25 (0.00%)
Total Collat Loss (Collat Maturity)	155,023,677.00 (8.86%)	250,170,069.63 (14.30%)	196,574,634.94 (11.23%)	159,463,080.56 (9.11%)

Class B-1 (A-/Baa1)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	13.2375	10.8666	9.0879	14.5890	11.7770
Mod Durn	9.0197	7.9378	6.9998	9.5585	8.3694
Principal Window Begin	14-Dec	13-Jan	11-Jul	16-Feb	13-Sep
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	233	256	274	219	248
Break-Even CDR	13.75	13.85	14.07	10.07	10.14
Principal Writedown	100.48 (0.00%)	100.95 (0.00%)	100.78 (0.00%)	101.10 (0.00%)	100.44 (0.00%)
Total Collat Loss (Collat Maturity)	198,824,589.57 (11.36%)	163,248,903.68 (9.33%)	137,930,626.29 (7.88%)	212,929,465.29 (12.17%)	171,126,376.30 (9.78%)

Class B-1 (A-/Baa1)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	9.7233	15.4748	12.3635	10.1261
Mod Durn	7.3441	9.8863	8.6342	7.5545
Principal Window Begin	12-Jan	16-Oct	14-Mar	12-May
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	268	211	242	264
Break-Even CDR	10.29	7.94	7.99	8.11
Principal Writedown	100.28 (0.00%)	100.87 (0.00%)	100.42 (0.00%)	101.08 (0.00%)
Total Collat Loss (Collat Maturity)	142,482,931.52 (8.14%)	222,312,641.37 (12.70%)	176,139,360.46 (10.07%)	145,326,857.23 (8.30%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class B-2 (BBB/Baa2)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	13.5475	11.3674	9.6508	14.8373	12.2404
Mod Durn	10.8307	9.3748	8.1612	11.6449	9.9630
Principal Window Begin	15-May	13-Jun	12-Jan	16-Jun	14-Mar
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	228	251	268	215	242
Break-Even CDR	13.99	13.43	12.94	10.48	10.03
Principal Writedown	100.60 (0.00%)	100.30 (0.00%)	100.05 (0.00%)	100.78 (0.00%)	100.82 (0.00%)
Total Collat Loss (Collat Maturity)	200,309,190.69 (11.45%)	159,063,434.19 (9.09%)	128,781,272.98 (7.36%)	218,025,201.01 (12.46%)	169,139,104.73 (9.67%)

Class B-2 (BBB/Baa2)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	10.2514	15.7053	12.8153	10.6410
Mod Durn	8.5899	12.1723	0.0000	0.0000
Principal Window Begin	12-Jul	17-Feb	14-Sep	12-Nov
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	262	207	236	258
Break-Even CDR	9.65	8.37	8.00	7.69
Principal Writedown	100.73 (0.00%)	101.04 (0.00%)	101.26 (0.00%)	100.79 (0.00%)
Total Collat Loss (Collat Maturity)	134,647,904.76 (7.69%)	230,132,572.78 (13.15%)	175,836,964.06 (10.05%)	138,351,167.36 (7.91%)

Class B-2 (BBB/Baa2)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	14.3648	11.8128	8.6452	15.6135	12.6428
Mod Durn	9.4069	8.3345	6.7527	9.8646	8.7004
Principal Window Begin	16-Jan	13-Nov	11-Oct	17-Jan	14-Jul
Principal Window End	Apr-34	Apr-34	May-04	Apr-34	Apr-34
Principal # Months	220	246	32	208	238
Break-Even CDR	11.95	11.67	10.70	8.86	8.62
Principal Writedown	100.29 (0.00%)	100.70 (0.00%)	100.06 (0.00%)	100.65 (0.00%)	100.58 (0.00%)
Total Collat Loss (Collat Maturity)	180,634,155.69 (10.32%)	143,320,473.04 (8.19%)	110,344,370.54 (6.31%)	193,512,977.17 (11.06%)	150,144,224.02 (8.58%)

Class B-2 (BBB/ Baa2)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	9.0206	16.4316	13.1752	9.2178
Mod Durn	6.9660	10.1426	8.9253	7.0780
Principal Window Begin	12-Mar	17-Sep	14-Dec	12-May
Principal Window End	Oct-04	Apr-34	Apr-34	Dec-04
Principal # Months	32	200	233	32
Break-Even CDR	7.87	7.04	6.84	6.21
Principal Writedown	108,294.18 (0.50%)	101.65 (0.00%)	100.34 (0.00%)	18,992.66 (0.09%)
Total Collat Loss (Collat Maturity)	113,222,752.02 (6.47%)	202,092,813.96 (11.55%)	154,574,360.38 (8.83%)	114,814,898.25 (6.56%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Run to Maturity
12 Month Recovery Lag

Class B-3 (BBB-/Baa3)	Static LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	14.0853	11.8494	10.0740	15.2481	12.6127
Mod Durn	10.2415	8.9849	7.9104	10.8432	9.4206
Principal Window Begin	15-Oct	13-Nov	12-May	16-Oct	14-Jun
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	223	246	264	211	239
Break-Even CDR	12.38	11.43	10.55	9.36	8.62
Principal Writedown	100.86 (0.00%)	100.92 (0.00%)	101.56 (0.00%)	102.47 (0.00%)	104.05 (0.00%)
Total Collat Loss (Collat Maturity)	184,183,494.35 (10.52%)	140,638,301.53 (8.04%)	108,852,557.40 (6.22%)	200,556,617.44 (11.46%)	149,627,136.39 (8.55%)

Class B-3 (BBB-/Baa3)	Static LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	10.5818	16.0299	13.1163	10.9079
Mod Durn	8.2198	11.2326	0.0000	0.0000
Principal Window Begin	12-Oct	17-Jun	14-Nov	13-Jan
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	259	203	234	256
Break-Even CDR	7.93	7.53	6.92	6.36
Principal Writedown	100.91 (0.00%)	105.65 (0.00%)	106.29 (0.00%)	100.89 (0.00%)
Total Collat Loss (Collat Maturity)	113,711,328.54 (6.50%)	211,834,580.11 (12.10%)	155,528,290.54 (8.89%)	116,927,472.08 (6.68%)

Class B-3 (BBB-/Baa3)	Forward LIBOR
PPC	75%	100%	125%	75%	100%
Severity	30%	30%	30%	40%	40%
WAL	14.8735	12.3010	10.3206	16.0079	13.0339
Mod Durn	8.9159	8.0109	7.1862	9.2613	8.2881
Principal Window Begin	16-Jun	14-Mar	12-Jul	17-May	14-Nov
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	215	242	262	204	234
Break-Even CDR	10.74	10.04	9.43	8.07	7.52
Principal Writedown	100.87 (0.00%)	105.79 (0.00%)	102.74 (0.00%)	108.37 (0.00%)	107.38 (0.00%)
Total Collat Loss (Collat Maturity)	167,448,184.75 (9.57%)	127,370,355.31 (7.28%)	99,256,916.46 (5.67%)	180,087,872.25 (10.29%)	133,979,478.51 (7.66%)

Class B-3 (BBB-/Baa3)	Forward LIBOR
PPC	125%	75%	100%	125%
Severity	40%	50%	50%	50%
WAL	10.8040	16.7553	13.5086	11.1115
Mod Durn	7.4000	9.4729	0.0000	0.0000
Principal Window Begin	12-Dec	18-Jan	15-Mar	13-Mar
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	257	196	230	254
Break-Even CDR	7.04	6.46	6.01	5.62
Principal Writedown	103.07 (0.00%)	101.16 (0.00%)	102.78 (0.00%)	109.50 (0.00%)
Total Collat Loss (Collat Maturity)	102,706,887.26 (5.87%)	188,605,266.92 (10.78%)	138,220,029.01 (7.90%)	104,861,883.40 (5.99%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1
Chotin Request

50% Severity, Servicer Advances, 6 month Lag Prepayment Assumptions (voluntary): Fixed: 22 HEP ARM: 30 CPR

	Forward LIBOR
Class	Class M-6 (A/A3)	Class B-1 (A-/Baa1)	Class B-2 (BBB/Baa2)	Class B-3 (BBB-/Baa3)
WAL	11.9037	11.9387	12.7402	13.0706
Mod Durn	8.6951	8.5852	8.8904	8.4403
Principal Window Begin	13-Nov	13-Oct	14-Jul	14-Nov
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	246	247	238	234
Break-Even CDR	10.53	9.07	7.89	7.04
Principal Writedown	100.01 (0.00%)	100.10 (0.00%)	101.70 (0.00%)	106.38 (0.00%)
Total Collat Loss (Collat Maturity)	220,459,978.38 (12.60%)	195,529,601.21 (11.17%)	174,459,748.95 (9.97%)	158,376,242.47 (9.05%)

	Forward LIBOR + 200 bps
Class	Class M-6 (A/A3)	Class B-1 (A-/Baa1)	Class B-2 (BBB/Baa2)	Class B-3 (BBB-/Baa3)
WAL	12.6391	12.6723	7.5006	7.8341
Mod Durn	8.1106	8.0047	5.4717	5.2527
Principal Window Begin	14-Jun	14-Jun	9-Jul	8-Sep
Principal Window End	Apr-34	Apr-34	Apr-34	Apr-34
Principal # Months	239	239	298	308
Break-Even CDR	8.23	6.88	5.65	5.22
Principal Writedown	100.79 (0.00%)	101.84 (0.00%)	191,260.14 (0.87%)	127.44 (0.00%)
Total Collat Loss (Collat Maturity)	180,804,616.07 (10.33%)	155,475,959.77 (8.88%)	131,193,849.89 (7.50%)	122,352,612.54 (6.99%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1
Chotin Request

Period	Date	AFC with Forward LIBOR	AFC with Forward LIBOR + 200 bps	Excess Spread Forward LIBOR	Excess Spread Forward LIBOR + 200 bps

0	03/11/04
1	04/25/04	2.8079%	3.9847%	1.2936%	1.8402%
2	05/25/04	5.9613%	7.1590%	4.4708%	3.6950%
3	06/25/04	5.7756%	7.0042%	4.2761%	3.5318%
4	07/25/04	5.9622%	7.2228%	4.3996%	3.6881%
5	08/25/04	5.7770%	7.0709%	4.2075%	3.5300%
6	09/25/04	5.7975%	7.1261%	4.1641%	3.5220%
7	10/25/04	6.1152%	7.4799%	4.2272%	3.6221%
8	11/25/04	5.8201%	7.2226%	4.0895%	3.5230%
9	12/25/04	6.1050%	7.5467%	4.1733%	3.6469%
10	01/25/05	6.0213%	7.5042%	3.9598%	3.4755%
11	02/25/05	6.0246%	7.5503%	3.9345%	3.4939%
12	03/25/05	6.5830%	8.1530%	4.3978%	4.0026%
13	04/25/05	6.2259%	7.8415%	3.8438%	3.4951%
14	05/25/05	6.3985%	8.0610%	3.9764%	3.6756%
15	06/25/05	6.3512%	8.0618%	3.7931%	3.5416%
16	07/25/05	6.5979%	8.3581%	3.9185%	3.7177%
17	08/25/05	6.5397%	8.3508%	3.7555%	3.6067%
18	09/25/05	6.6334%	8.4971%	3.7465%	3.6515%
19	10/25/05	6.9997%	8.9169%	3.8828%	3.8430%
20	11/25/05	6.8618%	8.5956%	3.6590%	3.4365%
21	12/25/05	6.9409%	8.3702%	3.7153%	3.1895%
22	01/25/06	6.7558%	7.8006%	3.3592%	2.4502%
23	02/25/06	7.0781%	7.9879%	3.5283%	2.4852%
24	03/25/06	7.9017%	8.9100%	4.3940%	3.4508%
25	04/25/06	7.8648%	8.9867%	4.0651%	3.2368%
26	05/25/06	8.6412%	9.8903%	4.8514%	4.1578%
27	06/25/06	8.4641%	9.7298%	4.5568%	3.8754%
28	07/25/06	8.7407%	10.0323%	4.7422%	4.0996%
29	08/25/06	8.6382%	10.0234%	4.5733%	4.0237%
30	09/25/06	8.7159%	10.1647%	4.5908%	4.1090%
31	10/25/06	9.2053%	10.7838%	4.7752%	4.4436%
32	11/25/06	8.8600%	10.3809%	4.6238%	4.2189%
33	12/25/06	9.0089%	10.2476%	4.5969%	3.9075%
34	01/25/07	8.5640%	9.4601%	4.0024%	2.9619%
35	02/25/07	8.5465%	9.3788%	4.1010%	2.9980%
36	03/25/07	9.5117%	10.4746%	4.9540%	3.9976%
37	04/25/07	8.7099%	9.7175%	3.9280%	3.0040%
38	05/25/07	9.1352%	10.3126%	4.4284%	3.6561%
39	06/25/07	8.8365%	9.9748%	4.0800%	3.2678%
40	07/25/07	9.1264%	10.2998%	4.3424%	3.5657%
41	08/25/07	8.8901%	10.0578%	4.0996%	3.3164%
42	09/25/07	8.9118%	10.0963%	4.1137%	3.3480%
43	10/25/07	9.2709%	10.5436%	4.1600%	3.4914%
44	11/25/07	9.0293%	10.3412%	4.2165%	3.5800%
45	12/25/07	9.3265%	10.6668%	4.3507%	3.7556%
46	01/25/08	9.0208%	10.3274%	3.9117%	3.2702%
47	02/25/08	9.0538%	10.3702%	4.1275%	3.4967%
48	03/25/08	9.6963%	10.9926%	4.6712%	4.1333%
49	04/25/08	9.1139%	10.4424%	3.8558%	3.2382%
50	05/25/08	9.4688%	10.8325%	4.2394%	3.6789%
51	06/25/08	9.1584%	10.4956%	4.0588%	3.4512%
52	07/25/08	9.4582%	10.8214%	4.2258%	3.6600%
53	08/25/08	9.1889%	10.5314%	3.8528%	3.2520%
54	09/25/08	9.1983%	10.5422%	4.0712%	3.4715%
55	10/25/08	9.5432%	10.8945%	4.0714%	3.5280%
56	11/25/08	9.2751%	10.6399%	3.9457%	3.3692%
57	12/25/08	9.5820%	10.9281%	4.1843%	3.6509%
58	01/25/09	9.2672%	10.6268%	3.8389%	3.2570%
59	02/25/09	9.2964%	10.6529%	3.8716%	3.2876%
60	03/25/09	10.2867%	11.0000%	4.8892%	4.4481%
61	04/25/09	9.3455%	10.6970%	3.6802%	3.0921%
62	05/25/09	9.6959%	10.9825%	4.0794%	3.5371%
63	06/25/09	9.3772%	10.7243%	3.9214%	3.3326%
64	07/25/09	9.6835%	10.9771%	4.0963%	3.5512%
65	08/25/09	9.3948%	10.7357%	3.7100%	3.1186%
66	09/25/09	9.3990%	10.7371%	3.9619%	3.3692%
67	10/25/09	9.7384%	10.9873%	3.9402%	3.3912%
68	11/25/09	9.4506%	10.7823%	3.8276%	3.2329%
69	12/25/09	9.7606%	10.9911%	4.0826%	3.5315%
70	01/25/10	9.4394%	10.7657%	3.7487%	3.1517%
71	02/25/10	9.4560%	10.7789%	3.7905%	3.1926%
72	03/25/10	10.4512%	11.0000%	4.8411%	4.3847%
73	04/25/10	9.4825%	10.7995%	3.5983%	2.9985%
74	05/25/10	9.8197%	11.0000%	4.0051%	3.4486%
75	06/25/10	9.4964%	10.8075%	3.8697%	3.2682%
76	07/25/10	9.8061%	10.9983%	4.0527%	3.4943%
77	08/25/10	9.5032%	10.8082%	3.6586%	3.0556%
78	09/25/10	9.5026%	10.8049%	3.9343%	3.3306%
79	10/25/10	9.8362%	11.0000%	3.8940%	3.3333%
80	11/25/10	9.5372%	10.8304%	3.7912%	3.1864%
81	12/25/10	9.8495%	11.0000%	4.0536%	3.4916%
82	01/25/11	9.5250%	10.8153%	3.7226%	3.1168%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-1

Forward Index Curves

Month	Date	1 Month LIBOR	6 Month LIBOR	1 Year CMT
1	4/25/2004	1.1605	1.1851	1.2298
2	5/25/2004	1.1336	1.2445	1.2935
3	6/25/2004	1.1387	1.2807	1.3618
4	7/25/2004	1.1984	1.3494	1.4346
5	8/25/2004	1.2009	1.4293	1.5088
6	9/25/2004	1.2612	1.5127	1.5824
7	10/25/2004	1.5148	1.6013	1.6547
8	11/25/2004	1.3497	1.6800	1.7258
9	12/25/2004	1.5488	1.7922	1.8045
10	1/25/2005	1.6751	1.8932	1.8720
11	2/25/2005	1.6983	1.9928	1.9407
12	3/25/2005	1.7895	2.1056	2.0209
13	4/25/2005	1.9835	2.2200	2.0904
14	5/25/2005	2.0182	2.3405	2.1699
15	6/25/2005	2.1502	2.4691	2.2507
16	7/25/2005	2.2676	2.5787	2.3350
17	8/25/2005	2.3696	2.6972	2.4222
18	9/25/2005	2.4695	2.8239	2.5116
19	10/25/2005	2.6998	2.9259	2.6027
20	11/25/2005	2.7825	3.0384	2.7035
21	12/25/2005	2.8009	3.1343	2.7881
22	1/25/2006	2.9706	3.2466	2.8874
23	2/25/2006	3.1216	3.3451	2.9877
24	3/25/2006	3.0738	3.4287	3.0699
25	4/25/2006	3.3667	3.5299	3.1641
26	5/25/2006	3.3507	3.6337	3.2531
27	6/25/2006	3.4657	3.7053	3.3361
28	7/25/2006	3.5539	3.7872	3.4160
29	8/25/2006	3.6160	3.8793	3.4924
30	9/25/2006	3.6721	3.9394	3.5650
31	10/25/2006	3.9805	4.0087	3.6340
32	11/25/2006	3.7742	4.0638	3.7042
33	12/25/2006	3.9495	4.1384	3.7668
34	1/25/2007	4.0975	4.1969	3.8288
35	2/25/2007	3.9708	4.2383	3.8901
36	3/25/2007	4.0810	4.3041	3.9467
37	4/25/2007	4.3057	4.3534	4.0030
38	5/25/2007	4.2147	4.4198	4.0610
39	6/25/2007	4.2944	4.4502	4.1241
40	7/25/2007	4.3417	4.4957	4.1727
41	8/25/2007	4.3587	4.5564	4.2295
42	9/25/2007	4.3716	4.5823	4.2949
43	10/25/2007	4.6968	4.6233	4.3457
44	11/25/2007	4.3939	4.6497	4.4019
45	12/25/2007	4.5623	4.7225	4.4708
46	1/25/2008	4.6992	4.7441	4.5329

47	2/25/2008	4.5114	4.7656	4.5860
48	3/25/2008	4.6128	4.8371	4.6497
49	4/25/2008	4.8521	4.8549	4.7008
50	5/25/2008	4.8226	4.8923	4.7476
51	6/25/2008	4.6893	4.9097	4.7863
52	7/25/2008	4.8257	4.9618	4.8155
53	8/25/2008	4.9321	4.9960	4.8377
54	9/25/2008	4.7176	5.0115	4.8518
55	10/25/2008	5.0715	5.0624	4.8544
56	11/25/2008	4.9253	5.0970	4.8507
57	12/25/2008	4.9953	5.1491	4.8370
58	1/25/2009	5.0267	5.1622	4.8171
59	2/25/2009	5.0232	5.1942	4.7923
60	3/25/2009	5.0168	5.2450	4.7643
61	4/25/2009	5.2751	5.2547	4.7349
62	5/25/2009	5.2312	5.2851	4.7078
63	6/25/2009	5.0725	5.2934	4.6812
64	7/25/2009	5.2144	5.3398	4.6547
65	8/25/2009	5.3219	5.3657	4.6302
66	9/25/2009	5.0736	5.3702	4.6074
67	10/25/2009	5.4535	5.4133	4.5845
68	11/25/2009	5.2801	5.4371	4.5650
69	12/25/2009	5.3448	5.4796	4.5469
70	1/25/2010	5.3661	5.4795	4.5324
71	2/25/2010	5.3483	5.4998	4.5222
72	3/25/2010	5.3267	5.5411	4.5174
73	4/25/2010	5.5929	5.5387	4.5189
74	5/25/2010	5.5299	5.5594	4.5289
75	6/25/2010	5.3438	5.5577	4.5462
76	7/25/2010	5.4856	5.5986	4.5705
77	8/25/2010	5.5907	5.6185	4.6029
78	9/25/2010	5.3125	5.6167	4.6433
79	10/25/2010	5.7141	5.6582	4.6901
80	11/25/2010	5.5198	5.6796	4.7457
81	12/25/2010	5.5837	5.7226	4.8069
82	1/25/2011	5.6021	5.7204	4.8736
83	2/25/2011	5.5801	5.7403	4.9444
84	3/25/2011	5.5557	5.7822	5.0177
85	4/25/2011	5.8400	5.7768	5.0923
86	5/25/2011	5.7715	5.7944	5.1683
87	6/25/2011	5.5709	5.7869	5.2334
88	7/25/2011	5.7187	5.8234	5.3185
89	8/25/2011	5.8258	5.8357	5.3935
90	9/25/2011	5.5241	5.8234	5.4580
91	10/25/2011	5.9431	5.8554	5.5423
92	11/25/2011	5.7276	5.8641	5.6174
93	12/25/2011	5.7844	5.8707	5.6911
94	1/25/2012	5.7913	5.8770	5.7645
95	2/25/2012	5.7536	5.8832	5.8373
96	3/25/2012	5.7115	5.8898	5.9092
97	4/25/2012	5.9939	5.8973	5.9801
98	5/25/2012	5.7664	5.9076	6.0516

99	6/25/2012	5.8211	5.9187	6.1211
100	7/25/2012	5.8278	5.9319	6.1901
101	8/25/2012	5.7922	5.9471	6.2583
102	9/25/2012	5.7556	5.9642	6.3257
103	10/25/2012	6.0538	5.9834	6.3922
104	11/25/2012	5.8315	6.0057	6.4597
105	12/25/2012	5.8984	6.0287	6.5249
106	1/25/2013	5.9169	6.0527	6.5889
107	2/25/2013	5.8925	6.0765	6.6506
108	3/25/2013	5.8678	6.0993	6.7095
109	4/25/2013	6.1845	6.1201	6.7648
110	5/25/2013	5.9663	6.1392	6.8178
111	6/25/2013	6.0385	6.1548	6.8655
112	7/25/2013	6.0565	6.1676	6.9094
113	8/25/2013	6.0257	6.1773	6.9491
114	9/25/2013	5.9893	6.1839	6.9843
115	10/25/2013	6.2967	6.1871	7.0149
116	11/25/2013	6.0571	6.1881	7.0428
117	12/25/2013	6.1134	6.1859	7.0655
118	1/25/2014	6.1137	6.1823	7.0852
119	2/25/2014	6.0640	6.1779	7.1024
120	3/25/2014	6.0081	6.1736	7.1173
121	4/25/2014	6.3026	6.1703	7.1307
122	5/25/2014	6.0443	6.1698	7.1449
123	6/25/2014	6.0921	6.1708	7.1572
124	7/25/2014	6.0882	6.1741	7.1692
125	8/25/2014	6.0389	6.1799	7.1806
126	9/25/2014	5.9888	6.1879	7.1911
127	10/25/2014	6.2995	6.1984	7.2009
128	11/25/2014	6.0499	6.2121	7.2115
129	12/25/2014	6.1118	6.2274	7.2203
130	1/25/2015	6.1217	6.2442	7.2288
131	2/25/2015	6.0860	6.2620	7.2367
132	3/25/2015	6.0501	6.2801	7.2439
133	4/25/2015	6.3800	6.2977	7.2503
134	5/25/2015	6.1389	6.3152	7.2574
135	6/25/2015	6.2105	6.3312	7.2629
136	7/25/2015	6.2258	6.3464	7.2681
137	8/25/2015	6.1914	6.3605	7.2728
138	9/25/2015	6.1531	6.3735	7.2767
139	10/25/2015	6.4826	6.3854	7.2799
140	11/25/2015	6.2323	6.3970	7.2837
141	12/25/2015	6.2990	6.4069	7.2860
142	1/25/2016	6.3086	6.4161	7.2880
143	2/25/2016	6.2675	6.4244	7.2895
144	3/25/2016	6.2224	6.4319	7.2903
145	4/25/2016	6.5501	6.4386	7.2905
146	5/25/2016	6.2905	6.4454	7.2912
147	6/25/2016	6.3526	6.4510	7.2905
148	7/25/2016	6.3573	6.4562	7.2895
149	8/25/2016	6.3112	6.4607	7.2880
150	9/25/2016	6.2616	6.4646	7.2858

151	10/25/2016	6.5898	6.4677	7.2830
152	11/25/2016	6.3234	6.4709	7.2808
153	12/25/2016	6.3828	6.4731	7.2772
154	1/25/2017	6.3840	6.4751	7.2733
155	2/25/2017	6.3337	6.4771	7.2690
156	3/25/2017	6.2798	6.4792	7.2640
157	4/25/2017	6.6084	6.4814	7.2585
158	5/25/2017	6.3363	6.4848	7.2534
159	6/25/2017	6.3948	6.4882	7.2471
160	7/25/2017	6.3956	6.4922	7.2405
161	8/25/2017	6.3455	6.4969	7.2335
162	9/25/2017	6.2930	6.5021	7.2259
163	10/25/2017	6.6280	6.5079	7.2178
164	11/25/2017	6.3562	6.5148	7.2100
165	12/25/2017	6.4186	6.5216	7.2012
166	1/25/2018	6.4229	6.5285	7.1920
167	2/25/2018	6.3758	6.5351	7.1825
168	3/25/2018	6.3265	6.5409	7.1724
169	4/25/2018	6.6684	6.5457	7.1618
170	5/25/2018	6.3958	6.5498	7.1516
171	6/25/2018	6.4590	6.5521	7.1403
172	7/25/2018	6.4615	6.5530	7.1287
173	8/25/2018	6.4102	6.5526	7.1168
174	9/25/2018	6.3545	6.5506	7.1044
175	10/25/2018	6.6922	6.5471	7.0915
176	11/25/2018	6.4090	6.5426	7.0789
177	12/25/2018	6.4646	6.5365	7.0654
178	1/25/2019	6.4588	6.5295	7.0516
179	2/25/2019	6.3987	6.5217	7.0375
180	3/25/2019	6.3340	6.5133	7.0229
181	4/25/2019	6.6662	6.5046	7.0078
182	5/25/2019	6.3732	6.4963	6.9930
183	6/25/2019	6.4235	6.4877	6.9774
184	7/25/2019	6.4132	6.4793	6.9615
185	8/25/2019	6.3497	6.4708	6.9453
186	9/25/2019	6.2832	6.4624	6.9287
187	10/25/2019	6.6180	6.4540	6.9116
188	11/25/2019	6.3229	6.4460	6.8948
189	12/25/2019	6.3739	6.4379	6.8772
190	1/25/2020	6.3640	6.4298	6.8594
191	2/25/2020	6.3004	6.4219	6.8413
192	3/25/2020	6.2339	6.4140	6.8228
193	4/25/2020	6.5716	6.4062	6.8039
194	5/25/2020	6.2751	6.3989	6.7852
195	6/25/2020	6.3271	6.3915	6.7659
196	7/25/2020	6.3177	6.3842	6.7463
197	8/25/2020	6.2545	6.3771	6.7264
198	9/25/2020	6.1883	6.3701	6.7062
199	10/25/2020	6.5290	6.3632	6.6856
200	11/25/2020	6.2314	6.3569	6.6652
201	12/25/2020	6.2846	6.3504	6.6442
202	1/25/2021	6.2762	6.3442	6.6230

203	2/25/2021	6.2136	6.3383	6.6015
204	3/25/2021	6.1481	6.3325	6.5797
205	4/25/2021	6.4918	6.3268	6.5576
206	5/25/2021	6.1937	6.3217	6.5357
207	6/25/2021	6.2484	6.3166	6.5132
208	7/25/2021	6.2413	6.3119	6.4905
209	8/25/2021	6.1796	6.3073	6.4676
210	9/25/2021	6.1152	6.3030	6.4444
211	10/25/2021	6.4621	6.2989	6.4209
212	11/25/2021	6.1639	6.2953	6.3975
213	12/25/2021	6.2204	6.2918	6.3737
214	1/25/2022	6.2147	6.2887	6.3497
215	2/25/2022	6.1543	6.2859	6.3255
216	3/25/2022	6.0912	6.2834	6.3010
217	4/25/2022	6.4413	6.2812	6.2763
218	5/25/2022	6.1435	6.2797	6.2517
219	6/25/2022	6.2021	6.2784	6.2267
220	7/25/2022	6.1983	6.2774	6.2015
221	8/25/2022	6.1397	6.2767	6.1761
222	9/25/2022	6.0786	6.2761	6.1506
223	10/25/2022	6.4325	6.2758	6.1248
224	11/25/2022	6.1355	6.2758	6.0991
225	12/25/2022	6.1962	6.2760	6.0730
226	1/25/2023	6.1941	6.2768	6.0469
227	2/25/2023	6.1367	6.2783	6.0205
228	3/25/2023	6.0764	6.2808	5.9940
229	4/25/2023	6.4329	6.2843	5.9673
230	5/25/2023	6.1367	6.2893	5.9406
231	6/25/2023	6.2008	6.2948	5.9137
232	7/25/2023	6.2030	6.3003	5.8867
233	8/25/2023	6.1510	6.3050	5.8595
234	9/25/2023	6.0972	6.3080	5.8322
235	10/25/2023	6.4622	6.3088	5.8047
236	11/25/2023	6.1687	6.3069	5.7772
237	12/25/2023	6.2328	6.3022	5.7496
238	1/25/2024	6.2303	6.2955	5.7218
239	2/25/2024	6.1690	6.2871	5.6940
240	3/25/2024	6.1016	6.2776	5.6660
241	4/25/2024	6.4511	6.2675	5.6379
242	5/25/2024	6.1414	6.2574	5.6098
243	6/25/2024	6.1933	6.2471	5.5816
244	7/25/2024	6.1814	6.2368	5.5533
245	8/25/2024	6.1135	6.2265	5.5249
246	9/25/2024	6.0424	6.2160	5.4964
247	10/25/2024	6.3923	6.2055	5.4679
248	11/25/2024	6.0812	6.1951	5.4392
249	12/25/2024	6.1330	6.1845	5.4106
250	1/25/2025	6.1208	6.1739	5.3819
251	2/25/2025	6.0523	6.1632	5.3531
252	3/25/2025	5.9808	6.1525	5.3242
253	4/25/2025	6.3315	6.1417	5.2954
254	5/25/2025	6.0192	6.1311	5.2664

255	6/25/2025	6.0709	6.1203	5.2375
256	7/25/2025	6.0585	6.1095	5.2085
257	8/25/2025	5.9897	6.0986	5.1795
258	9/25/2025	5.9178	6.0877	5.1504
259	10/25/2025	6.2692	6.0768	5.1214
260	11/25/2025	5.9560	6.0660	5.0923
261	12/25/2025	6.0077	6.0550	5.0632
262	1/25/2026	5.9950	6.0441	5.0341
263	2/25/2026	5.9260	6.0331	5.0050
264	3/25/2026	5.8538	6.0221	4.9759
265	4/25/2026	6.2058	6.0111	4.9468
266	5/25/2026	5.8919	6.0002	4.9176
267	6/25/2026	5.9436	5.9892	4.8886
268	7/25/2026	5.9309	5.9782	4.8595
269	8/25/2026	5.8617	5.9673	4.8304
270	9/25/2026	5.7894	5.9563	4.8014
271	10/25/2026	6.1420	5.9453	4.7725
272	11/25/2026	5.8275	5.9343	4.7434
273	12/25/2026	5.8793	5.9234	4.7145
274	1/25/2027	5.8666	5.9124	4.6856
275	2/25/2027	5.7973	5.9015	4.6567
276	3/25/2027	5.7249	5.8906	4.6280
277	4/25/2027	6.0781	5.8796	4.5993
278	5/25/2027	5.7632	5.8688	4.5704
279	6/25/2027	5.8152	5.8580	4.5418
280	7/25/2027	5.8026	5.8471	4.5133
281	8/25/2027	5.7333	5.8363	4.4848
282	9/25/2027	5.6610	5.8256	4.4564
283	10/25/2027	6.0147	5.8148	4.4281
284	11/25/2027	5.6996	5.8042	4.3996
285	12/25/2027	5.7518	5.7935	4.3715
286	1/25/2028	5.7394	5.7829	4.3434
287	2/25/2028	5.6702	5.7723	4.3154
288	3/25/2028	5.5980	5.7618	4.2875
289	4/25/2028	5.9522	5.7513	4.2598
290	5/25/2028	5.6371	5.7409	4.2319
291	6/25/2028	5.6896	5.7305	4.2043
292	7/25/2028	5.6774	5.7202	4.1768
293	8/25/2028	5.6084	5.7099	4.1494
294	9/25/2028	5.5366	5.6997	4.1222
295	10/25/2028	5.8912	5.6895	4.0952
296	11/25/2028	5.5763	5.6794	4.0680
297	12/25/2028	5.6291	5.6694	4.0412
298	1/25/2029	5.6172	5.6595	4.0144
299	2/25/2029	5.5486	5.6496	3.9878
300	3/25/2029	5.4770	5.6398	3.9614
301	4/25/2029	5.8322	5.6300	3.9352
302	5/25/2029	5.5175	5.6204	3.9088
303	6/25/2029	5.5707	5.6108	3.8829
304	7/25/2029	5.5593	5.6013	3.8570
305	8/25/2029	5.4910	5.5919	3.8314
306	9/25/2029	5.4199	5.5825	3.8059

307	10/25/2029	5.7756	5.5733	3.7807
308	11/25/2029	5.4613	5.5641	3.7553
309	12/25/2029	5.5150	5.5551	3.7303
310	1/25/2030	5.5040	5.5461	3.7055
311	2/25/2030	5.4363	5.5373	3.6809
312	3/25/2030	5.3657	5.5285	3.6565
313	4/25/2030	5.7219	5.5198	3.6324
314	5/25/2030	5.4082	5.5113	3.6082
315	6/25/2030	5.4625	5.5028	3.5844
316	7/25/2030	5.4521	5.4945	3.5608
317	8/25/2030	5.3849	5.4862	3.5374
318	9/25/2030	5.3149	5.4781	3.5142
319	10/25/2030	5.6716	5.4701	3.4914
320	11/25/2030	5.3586	5.4622	3.4683
321	12/25/2030	5.4135	5.4545	3.4459
322	1/25/2031	5.4038	5.4468	3.4236
323	2/25/2031	5.3373	5.4393	3.4015
324	3/25/2031	5.2681	5.4319	3.3797
325	4/25/2031	5.6253	5.4247	3.3583
326	5/25/2031	5.3131	5.4176	3.3367
327	6/25/2031	5.3687	5.4106	3.3157
328	7/25/2031	5.3597	5.4037	3.2949
329	8/25/2031	5.2940	5.3970	3.2743
330	9/25/2031	5.2255	5.3904	3.2540
331	10/25/2031	5.5833	5.3840	3.2340
332	11/25/2031	5.2721	5.3777	3.2139
333	12/25/2031	5.3285	5.3716	3.1944
334	1/25/2032	5.3203	5.3656	3.1752
335	2/25/2032	5.2555	5.3598	3.1562
336	3/25/2032	5.1879	5.3541	3.1376
337	4/25/2032	5.5463	5.3486	3.1195
338	5/25/2032	5.2362	5.3432	3.1014
339	6/25/2032	5.2934	5.3380	3.0839
340	7/25/2032	5.2861	5.3329	3.0665
341	8/25/2032	5.2222	5.3281	3.0494
342	9/25/2032	5.1555	5.3234	3.0324
343	10/25/2032	5.5146	5.3189	3.0155
344	11/25/2032	5.2056	5.3146	2.9982
345	12/25/2032	5.2638	5.3105	2.9815
346	1/25/2033	5.2575	5.3066	2.9652
347	2/25/2033	5.1948	5.3028	2.9498
348	3/25/2033	5.1293	5.2991	2.9356
349	4/25/2033	5.4893	5.2955	2.9229